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                                                                    Exhibit 23.1




                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Wireless Facilities, Inc.:


We consent to the use of our report incorporated herein by reference to the Form S-8 Registration Statement dated February 1, 2001.


                                           /s/ KPMG LLP


San Diego, California
January 26, 2001